UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Oracle Way, Austin, Texas 78741

(Address of principal executive offices) (Zip Code)

(737) 867-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ORCL	New York Stock Exchange
3.125% senior notes due July 2025		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5—Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 14, 2024, Oracle Corporation (“Oracle”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the final voting results with respect to each matter. For more information about these proposals, please refer to Oracle’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 25, 2024.

Proposal No. 1: Election of Directors

The stockholders elected each of the following persons as a director to hold office until the 2025 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Awo Ablo	2,300,385,739	21,926,604	250,464,124
Jeffrey S. Berg	1,859,138,624	463,173,719	250,464,124
Michael J. Boskin	2,140,398,571	181,913,772	250,464,124
Safra A. Catz	2,241,298,667	81,013,676	250,464,124
Bruce R. Chizen	1,856,043,824	466,268,519	250,464,124
George H. Conrades	2,080,008,225	242,304,118	250,464,124
Lawrence J. Ellison	2,275,340,897	46,971,446	250,464,124
Rona A. Fairhead	2,278,263,025	44,049,318	250,464,124
Jeffrey O. Henley	2,254,569,493	67,742,850	250,464,124
Charles W. Moorman	2,187,168,934	135,143,409	250,464,124
Leon E. Panetta	1,854,738,819	467,573,524	250,464,124
William G. Parrett	1,940,282,368	382,029,975	250,464,124
Naomi O. Seligman	2,112,996,591	209,315,752	250,464,124

Proposal No. 2: Advisory Vote to Approve the Compensation of Oracle’s Named Executive Officers

The stockholders cast an advisory vote approving the compensation of Oracle’s named executive officers as follows: 1,806,791,973 shares in favor, 508,390,449 shares against, 7,129,921 shares abstaining and 250,464,124 broker non-votes.

Proposal No. 3: Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as Oracle’s independent registered public accounting firm for the fiscal year ending May 31, 2025, with 2,512,534,467 shares in favor, 56,267,628 shares against and 3,974,372 shares abstaining.

Proposal No. 4: Stockholder Proposal Regarding a Report on Climate Risks to Retirement Plan Beneficiaries

The stockholders did not approve a stockholder proposal requesting that Oracle prepare a report on climate risks to retirement plan beneficiaries, with 119,105,093 shares in favor, 2,140,684,293 shares against, 62,522,957 shares abstaining and 250,464,124 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: November 18, 2024	By:	/s/ Kimberly Woolley
Name: Kimberly Woolley
Title: Vice President, Assistant General Counsel and Assistant Secretary